UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2003

CDW Corporation
(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 N. Milwaukee Ave.
Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 465-6000

CDW Computer Centers, Inc.
(Former name or former address, if changed since last report.)

Item 5.    Other Events.

Effective June 18, 2003, CDW Computer Centers, Inc. changed its name to CDW Corporation. The “CDWC” NASDAQ ticker symbol remains the same.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: June 18, 2003	By:	/s/ Barbara A. Klein

Barbara A. Klein
Senior Vice President and
Chief Financial Officer